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                                                                  Exhibit 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-48030, 33-48348, 33-65742, 33-93224,
33-12325, 333-27011, 333-56179 and 333-79549) of Vertex Pharmaceuticals
Incorporated of our report dated February 16, 2000, except as to the information in Note R for which the date is February 28, 2000, relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 3, 2000